UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Commission File Number: 0-11936
Date of Report (Date of earliest event reported): April 25, 2006
LAFARGE NORTH AMERICA INC.
Incorporated in Maryland
12950 Worldgate Drive, Suite 500
Herndon, Virginia 20170
(703) 480-3600
I.R.S. Employer Identification No. 58-1290226
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The following information is furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”
     On April 25, 2006, Lafarge North America Inc. issued a News Release announcing its earnings for the First Quarter of 2006. A copy of the News Release is filed as Exhibit 99.1 hereto.
Item 9.01(d) Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit 99.1	News Release issued by Lafarge North America Inc. on April 25, 2006 titled “Lafarge North America Reports Strong First Quarter Results.” A copy of the News Release is filed as Exhibit 99.1 hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAFARGE NORTH AMERICA INC.
By:	/s/ Eric C. Olsen
Eric C. Olsen
Executive Vice President and Chief Financial Officer

Date: April 26, 2006